EXHIBIT 10.7

SECOND AMENDMENT TO CREDIT AGREEMENT AND

AGREEMENT REGARDING COMMITMENT INCREASES AND ADDITIONAL TERM LOANS

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND AGREEMENT REGARDING COMMITMENT INCREASES AND ADDITIONAL TERM LOANS (this “Agreement”) dated as of December 22, 2014 (the “Agreement”), is executed by each of the Lenders a signatory hereto including those Lenders (the “Increasing Lenders”) increasing their Revolving Commitment and/or making Additional Term Loans (as each such term is defined below), MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), BROADSTONE NET LEASE, LLC (the “Borrower”) and BROADSTONE NET LEASE, INC. (the “Parent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended including by that certain First Amendment to Credit Agreement dated as of June 27, 2014 by and among the Borrower, the Parent, the Lenders, the Administrative Agent and the other parties thereto and as in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that (i) the aggregate amount of the Revolving Commitments be increased and (ii) Additional Term Loans be made by the Increasing Lenders to the Borrower, in each case, to or in the amount set forth on Schedule I attached hereto and on the terms set forth herein;

WHEREAS, Increasing Lenders are willing to increase the amount of their respective Revolving Commitments and/or make the Additional Term Loans on the terms set forth herein; and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Revolving Commitment Increases. Upon the effectiveness of this Agreement, in reliance on the truth and accuracy of the representations set forth in Section 5 below (a) the Borrower and each Increasing Lender increasing its Revolving Commitment as set forth on Schedule I hereto acknowledge and agree that the amount of such Increasing Lender’s Revolving Commitment shall be the amount set forth for such Increasing Lender on Schedule I as such Increasing Lender’s “Revolving Commitment Amount” and (b) each such Increasing Lender agrees to make the payments required to be made by such Increasing Lender under Section 2.14 of the Credit Agreement.

Section 2. Additional Term Loans. Upon the effectiveness of this Agreement, in reliance on the truth and accuracy of the representations set forth in Section 5 below each Increasing Lender making an Additional Term Loan agrees to make an Additional Term Loan to the Borrower in the principal amount set forth for such Increasing Lender on Schedule I as such Increasing Lender’s “Additional Term Loans”. Each Additional Term Loans effected hereby shall, for the avoidance of doubt, be a “Term Loan” under and as defined in the Credit Agreement and shall be due and payable in full on the Term Loan Maturity Date. The interest on the Additional Term Loans will accrue from and including the date of the making of the Additional Term Loans at the same per annum rate as the existing Term Loans made pursuant to Section 2.2 of the Credit Agreement for the Interest Period that will end concurrently with the end of the Interest Period for such existing Term Loans (notwithstanding anything in the definition of the Interest Period to the contrary).

Section 3. Specific Amendments to Credit Agreement. Upon the effectiveness of this Agreement, the parties hereto agree that the Credit Agreement is amended as follows:

(a)    The Credit Agreement is amended by restating Section 10.1.(f) thereof in its entirety as follows:

(f)    Tangible Net Worth. The Parent shall not permit Tangible Net Worth at any time to be less than (i) 300,000,000 plus (ii) 85.0% of the Net Proceeds of all Equity Issuances effected after December 31, 2014, by the Parent or any of its Subsidiaries to any Person other than the Parent or any of its Subsidiaries.

(b)    The Credit Agreement is further amended by restating Section 10.1.(j) thereof in its entirety as follows:

(j)    Total Unencumbered Eligible Property Value. The Parent shall not, and shall not permit Total Unencumbered Eligible Property Value to be less than $300,000,000 at any time.

Section 4. Conditions Precedent. The effectiveness of this Agreement, including without limitation, the increases of the Revolving Commitments under Section 1 above and the making of the Additional Term Loans pursuant to Section 2 above, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Agreement duly executed by the Borrower, the Parent, the Administrative Agent, each Increasing Lender and the Requisite Lenders;

(b)    Revolving Notes executed by the Borrower, payable to each Increasing Lender increasing its Revolving Commitment (other than any such Increasing Lender that has notified the Administrative Agent that it does not wish to receive a Revolving Note) in the amount of such Increasing Lender’s “Revolving Commitment Amount” as set forth on Schedule I hereto;

(c)    Term Notes executed by the Borrower, payable to each Increasing Lender providing an Additional Term Loan (other than any such Increasing Lender that has notified the Administrative Agent that it does not wish to receive a Term Note) in the amount of such Increasing Lender’s “Term Loans (including Additional Term Loans)” as set forth on Schedule I hereto;

(d)     a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(e)    copies certified by the Secretary or Assistant Secretary of all limited liability, corporate, partnership or other necessary action taken by the Borrower, the Parent and each other Guarantor to authorize such increase in the Revolving Commitments and the Additional Term Loans or the guaranty thereof;

(f)    an opinion of Tones Vaisey, PLLC, counsel to the Borrower, the Parent and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering the matters reasonably requested by the Administrative Agent

(g)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and each Increasing Lender have been paid; and

(h)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 5. Representations of Borrower. The Borrower represents and warrants that (a) no Default or Event of Default has occurred and is continuing as of the effective date of this Agreement and immediately after giving effect to the increases in the Revolving Commitments and the Additional Term Loans effected hereby, (b) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on the effective date of this Agreement and immediately after giving effect to the increases in the Revolving Commitments and the Additional Term Loans effected hereby except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement and (c) after giving effect to the increases in the Revolving Commitments and the Additional Term Loans effected hereby, the aggregate principal amount of all Loans, together with the aggregate amount of all Letter of Credit Liabilities, will not exceed the Maximum Availability.

Section 6. Representations and Warranties of Increasing Lenders. Each Increasing Lender (a) represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, increase its Revolving Commitment and to provide its Additional Term Loan; and (b) agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

Section 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 8. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 9. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 10. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Increasing Lenders, the Administrative Agent, the Requisite Lenders and the Borrower.

Section 11. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 12. Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 13. Effects. On and after the effectiveness of this Agreement, this Agreement shall constitute a Loan Document. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date this Agreement becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects.

Section 14. Definitions. Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement and Agreement Regarding Commitment Increases and Additional Term Loans to be executed as of the date first above written.

THE BORROWER:

BROADSTONE NET LEASE, LLC

By:	Broadstone Net Lease, Inc., Managing Member

By:	/s/ Chris Czarnecki
	Name:	Chris Czarnecki
	Title:	Chief Financial Officer

THE PARENT:

BROADSTONE NET LEASE, INC.

By:	/s/ Chris Czarnecki
	Name:	Chris Czarnecki
	Title:	Chief Financial Officer

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THE ADMINISTRATIVE AGENT AND THE LENDERS (including Increasing Lenders):

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent, a Lender and an Increasing Lender

By:	/s/ Lisa Plescia
	Name:	Lisa Plescia
	Title:	Vice President

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[Signature Page to Second Amendment to Credit Agreement and

Agreement Regarding Commitment Increases and Additional Term Loan for Broadstone Net Lease LLC]

REGIONS BANK, as a Lender

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

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[Signature Page to Second Amendment to Credit Agreement and

Agreement Regarding Commitment Increases and Additional Term Loan for Broadstone Net Lease LLC]

BANK OF MONTREAL, as a Lender and an Increasing Lender

By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

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[Signature Page to Second Amendment to Credit Agreement and

Agreement Regarding Commitment Increases and Additional Term Loan for Broadstone Net Lease LLC]

CITIZENS BANK NATIONAL ASSOCIATION, as a Lender and an Increasing Lender

By:	/s/ Diane Vandenplas
	Name:	Diane Vandenplas
	Title:	Vice President

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[Signature Page to Second Amendment to Credit Agreement and

Agreement Regarding Commitment Increases and Additional Term Loan for Broadstone Net Lease LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an Increasing Lender

By:	/s/ Andrew W. Hussion
	Name:	Andrew W. Hussion
	Title:	Vice President

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[Signature Page to Second Amendment to Credit Agreement and

Agreement Regarding Commitment Increases and Additional Term Loan for Broadstone Net Lease LLC]

SUNTRUST BANK, as a Lender and an Increasing Lender

By:	/s/ Francine Glandt
	Name:	Francine Glandt
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement and

Agreement Regarding Commitment Increases and Additional Term Loan for Broadstone Net Lease LLC]

SCHEDULE I

Revolving Commitments

Lender	Revolving Commitment Amount
Manufacturers and Traders Trust Company	$86,370,207.42
Regions Bank	$38,372,093.02
Bank of Montreal	$48,940,917.66
Citizens Bank National Association	$30,320,553.10
Wells Fargo Bank, National Association	$47,998,114.40
SunTrust Bank	$47,998,114.40

Total:	$300,000,000.00

Term Loans

Lender	Additional Term Loans	Term Loans (including Additional Term Loans)
Manufacturers and Traders Trust Company	$13,513,513.51	$28,629,792.58
Regions Bank	$0.00	$11,627,906.98
Bank of Montreal	$6,756,756.76	$16,059,082.34
Citizens Bank National Association	$2,702,702.71	$9,679,446.90
Wells Fargo Bank, National Association	$13,513,513.51	$17,001,885.60
SunTrust Bank	$13,513,513.51	$17,001,885.60

Total:	$50,000,000	$100,000,000.00

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of December 22, 2014 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Manufacturer and Traders Trust Company, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Broadstone Net Lease, LLC (the “Borrower”), Broadstone Net Lease, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and certain of the Lenders are to enter into the Second Amendment to Credit Agreement and Agreement Regarding Commitment Increases and Additional Term Loans dated as of the date hereof (the “Agreement”), to, among other things, provide for increases in the amount of such Lenders’ respective Revolving Commitments and Additional Term Loans on the terms and conditions contained therein in accordance with Section 2.14 of the Credit Agreement; and

WHEREAS, it is a condition precedent to the effectiveness of the Agreement that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Agreement, including without limitation, the increase in the total Revolving Commitments under the Credit Agreement and the making of Additional Term Loans, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

BROADSTONE NET LEASE, INC.

By:
Name:
Title:

BROADSTONE 2020EX TEXAS, LLC,
a New York limited liability company
BROADSTONE APLB BRUNSWICK, LLC,
a New York limited liability company
BROADSTONE APLB MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APLB SARASOTA, LLC,
a New York limited liability company
BROADSTONE BFW MINNESOTA, LLC,
a New York limited liability company
BROADSTONE BK EMPORIA, LLC,
a New York limited liability company
BROADSTONE BK VIRGINIA, LLC,
a New York limited liability company
BROADSTONE CABLE, LLC,
a New York limited liability company

By:		Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

	By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE CFW TEXAS, LLC,
a New York limited liability company
BROADSTONE DQ VIRGINIA, LLC,
a New York limited liability company
BROADSTONE EA OHIO, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM I, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM II, LLC,
a New York limited liability company
BROADSTONE FILTER, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B2, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B3, LLC,
a New York limited liability company
BROADSTONE JLC MISSOURI, LLC,
a New York limited liability company
BROADSTONE MD OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE NDC FAYETTEVILLE, LLC,
a New York limited liability company
BROADSTONE PCSC TEXAS, LLC,
a New York limited liability company
BROADSTONE PJ RLY, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE RM MISSOURI, LLC,
a New York limited liability company
BROADSTONE SEC NORTH CAROLINA, LLC
a New York limited liability company
BROADSTONE SOE RALEIGH, LLC,
a New York limited liability company
BROADSTONE TA TENNESSEE, LLC,
a New York limited liability company
BROADSTONE TB JACKSONVILLE, LLC,
a New York limited liability company
BROADSTONE TB SOUTHEAST, LLC,
a New York limited liability company
BROADSTONE TB TN, LLC,
a Delaware limited liability company
BROADSTONE TR FLORIDA, LLC,
a New York limited liability company
BROADSTONE TSGA KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI APPALACHIA, LLC,
a New York limited liability company
GRC LI TX, LLC,
a Delaware limited liability company
BROADSTONE ASDCW TEXAS, LLC,
a New York limited liability company
BROADSTONE AI MICHIGAN, LLC,
a New York limited liability company
BROADSTONE WI ALABAMA LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE MED FLORIDA, LLC,
a New York limited liability company
BROADSTONE ROLLER, LLC,
a New York limited liability
BROADSTONE NI NORTH CAROLINA, LLC,
a New York limited liability company,
BROADSTONE WI EAST, LLC,
a New York limited liability company
BROADSTONE AUGUST FAMILY UPREIT OH PA, LLC,
a New York limited liability company
BROADSTONE GCSC FLORIDA, LLC,
a New York limited liability company
BROADSTONE APLB VIRGINIA, LLC,
a New York limited liability company
BROADSTONE PY CINCINNATI, LLC,
a New York limited liability company,
BROADSTONE FDT WISCONSIN, LLC,
a New York limited liability company
BROADSTONE EWD ILLINOIS, LLC,
a New York limited liability company
BROADSTONE MCW WISCONSIN, LLC,
a New York limited liability company
BROADSTONE BNR ARIZONA, LLC,
a New York limited liability company
TB TAMPA REAL ESTATE, LLC,
a New York limited liability company
BROADSTONE SC ILLINOIS, LLC,
a New York limited liability company
BROADSTONE SNI EAST, LLC,
a New York limited liability company
BROADSTONE RA CALIFORNIA, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE PC MICHIGAN, LLC,
a New York limited liability company
BROADSTONE DHCP VA AL, LLC,
a New York limited liability company
BROADSTONE GC KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI GREAT PLAINS, LLC,
a New York limited liability company
BROADSTONE SNI GREENWICH, LLC,
a New York limited liability company
BROADSTONE BW TEXAS, LLC,
a New York limited liability company
BROADSTONE LGC NORTHEAST, LLC,
a New York limited liability company
BROADSTONE SF MINNESOTA, LLC,
a New York limited liability company
BROADSTONE BEC TEXAS, LLC,
a New York limited liability company
BROADSTONE OP OHIO, LLC,
a New York limited liability company
BROADSTONE IS HOUSTON, LLC,
a New York limited liability company
BROADSTONE IELC TEXAS, LLC,
a New York limited liability company
BROADSTONE SNC OK TX, LLC,
a New York limited liability company
BROADSTONE SPS UTAH, LLC,
a New York limited liability company
BROADSTONE NSC TEXAS, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signature Page to Guarantor Acknowledgement for Second Amendment to Credit Agreement and

Agreement Regarding Commitment Increases and Additional Term Loan for Broadstone Net Lease LLC]